Exhibit 10.7

EXECUTION ORIGINAL

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (this “Amendment”) entered into as of the 1st day of August, 1999, between SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an office c/o SL Green Realty Corp., 420 Lexington Avenue, New York, New York 10170 (“Landlord”) and INTRALINKS, INC., a Delaware corporation having an office at 1372 Broadway, New York, New York 10018 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant have heretofore entered into an Agreement of Lease dated as of March 23, 1998 (the “Lease”), pursuant to which Landlord leases to Tenant and Tenant does hire from Landlord a portion of floor 12A (the “Existing Premises”) located in the building known as 1372 Broadway, New York, New York (the “Building”), upon and subject to all of the terms, covenants and conditions as are more particularly described in the Lease; and

WHEREAS, the parties hereto desire to modify the Lease to provide for the inclusion therein of such additional space to be demised to Tenant, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms contained in this Amendment which are not otherwise defined herein shall, for the purposes hereof, have the same meanings ascribed to them in the Lease.

2. Added Space.

(a) Effective as of the “Adjustment Date” (as hereinafter defined) and for the balance of the Term of the Lease, there shall be added into and included in the Existing Premises the following additional space in the Building, to wit:

A portion of the fourteenth (14th) floor of the Building substantially as shown hatched on the floor plan annexed hereto as Exhibit 1-A and made a part hereof (the “14th Floor Premises”),

so that the term “Premises” as defined in Subsection A of Article 1 of the Lease shall mean, collectively, the Existing Premises and the 14th Floor Premises.

(b) Effective as of the Adjustment Date and for the balance of the Term of the Lease, there shall be added to and included in the Existing Premises the following additional space in the Building, to wit:

A portion of the eleventh (11th) floor of the Building substantially as shown hatched on the floor plan annexed hereto as Exhibit 1-B and made a part hereof (the “11th Floor Premises”),

so that the term “Premises” as defined in Subsection A of Article 1 of the Lease shall mean, collectively, the Existing Premises, the 14th Floor Premises and the 11th Floor Premises (the “14th Floor Premises and the 11th Floor Premises are hereinafter collectively referred to as the “New Space”).

(c) Landlord does hereby lease to Tenant, and Tenant does hereby hire from Landlord, the New Space, subject and subordinate to any future superior leases and future superior mortgages, as provided in the Lease, and upon and subject to all the covenants, agreements, terms and conditions of the Lease, as supplemented by this Amendment. As used herein, the term “Adjustment Date” shall mean August 1, 1999. Landlord hereby represents to Tenant that as of the date hereof, there are no superior leases or superior mortgages affecting or encumbering the Building.

(d) If Landlord shall be unable to give Tenant possession of the 14th Floor Premises and/or the 11th Floor Premises on or prior to the Adjustment Date, no such failure to give possession shall in any way affect the validity of this Amendment or the Lease or the obligations of Tenant hereunder or thereunder or give rise to any claim for damages by Tenant or claim for rescission of this Amendment or the Lease, nor shall the same be construed in any way to extend the Term; provided, however, the Rent payable for such portion of the New Space that Landlord is unable to deliver shall be abated on a day to day basis until such space is delivered to Tenant.

3. Modifications to the Lease. Effective as of the Adjustment Date, the Lease shall be modified as follows:

(a) Article 1 of the Lease shall be modified as set forth below:

(i) The reference to the “Premises” in Subsection (A) shall mean, collectively, the Existing Premises and the New Space.

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(ii) The following shall be inserted at the end of Subsection (C)(iii):

(d) “Rent” shall mean, with respect to the 14th Floor Premises:

(i) for the period commencing on the Adjustment Date through and including July 31, 2002, Sixty-Eight Thousand Six Hundred Twenty-Eight and 00/100 ($68,628.00) Dollars per annum, payable in equal monthly installments of Five Thousand Seven Hundred Nineteen and 00/100 ($5,719.00) Dollars each;

(ii) for the period commencing on August 1, 2002 through and including July 31, 2005, Seventy-One Thousand Seventy-Nine and 00/100 ($71,079.00) Dollars per annum, payable in equal monthly installments of Five Thousand Nine Hundred Twenty-Three and 25/100 ($5,923.25) Dollars each; and

(iii) for the period commencing on August 1, 2005 through and including the Expiration Date, Seventy-Three Thousand Five Hundred Thirty and 00/100 ($73,530.00) Dollars per annum, payable in equal monthly installments of Six Thousand One Hundred Twenty-Seven and 50/100 ($6,127.50) Dollars each.

Notwithstanding the foregoing, provided the Lease is in full force and effect and Tenant is not in default hereunder, Tenant shall be entitled to a credit against the Rent payable with respect to the 14th Floor Premies only in the aggregate amount of Thirty-Four Thousand Three Hundred Fourteen and 00/100 ($34,314.00) Dollars, which credit shall be applied against the Rent for the 14th Floor Premises for (i) the five (5) month period commencing on the Adjustment Date and ending on December 31, 1999, in five (5) equal monthly installments of Five Thousand Seven Hundred Nineteen and 00/100 ($5,719.00) Dollars each, and (ii) the month of January, 2001, in one (1) installment of Five

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Thousand Seven Hundred Nineteen and 00/100 ($5,719.00) Dollars.

(e) “Rent” shall mean, with respect to the 11th Floor Premises:

(i) for the period commencing on the Adjustment Date through and including July 31, 2002, Six Hundred Four Thousand Seven Hundred Nineteen and 00/100 ($604,719.00) Dollars per annum, payable in equal monthly installments of Fifty Thousand Three Hundred Ninety-Three and 25/100 ($50,393.25) Dollars each;

(ii) for the period commencing on August 1, 2002 through and including July 31, 2005, Six Hundred Twenty-Seven Thousand One Hundred Sixteen and 00/100 ($627,116.00) Dollars per annum, payable in equal monthly installments of Fifty-Two Thousand Two Hundred Fifty-Nine and 67/100 ($52,259.67) Dollars each; and

(iii) for the period commencing on August 1, 2005 through and including the Expiration Date, Six Hundred Forty-Nine Thousand Five Hundred Thirteen and 00/100 ($649,513.00) Dollars per annum, payable in equal monthly installments of Fifty-Four Thousand One Hundred Twenty-Six and 08/100 ($54,126.08) Dollars each.

Notwithstanding anything to the contrary hereinabove set forth, provided this Lease is in full force and effect and Tenant is not in default hereunder, Tenant shall be entitled to a credit against the Rent payable with respect to the 11th Floor Premises only in the aggregate amount of Three Hundred Two Thousand Three Hundred Fifty-Nine and 50/100 ($302,359.50) Dollars, which credit shall be applied against the Rent for (i) the five (5) month period commencing on the Adjustment Date and ending on December 31, 1999, in five (5) equal monthly installments of Fifty Thousand Three Hundred Ninety-Three and 25/100 ($50,393.25)

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Dollars each and (ii) the month of January, 2001, in one (1) installment of Fifty Thousand Three Hundred Ninety-Three and 25/100 ($50,393.25) Dollars.’

(iii) The following shall be deemed inserted at the end of Subsection (C)(vii):

‘Effective as of the Adjustment Date, “Base Tax Year” shall mean with respect to the 14th Floor Premises and the 11th Floor Premises only the Tax Year 1999/2000.’

(iv) The following shall be inserted at the end of Subsection (C)(viii):

‘Effective as of the Adjustment Date, “Tenant’s Proportionate Share” shall mean forty-nine hundredths percent (.49%) with respect to the 14th Floor Premises and “Tenant’s Proportionate Share” shall mean four and forty-five hundredths percent (4.45%) with respect to the 11th Floor Premises.’

(v) The following shall be inserted at the end of Subsection (C)(ix):

‘Effective as of the Adjustment Date, “Base Labor Year” shall mean the calendar year 1999 with respect to the 14th Floor Premises and the 11th Floor Premises.’

(vi) The following shall be inserted at the end of Subsection (C)(x):

‘Effective as of the Adjustment Date, “Labor Rate Factor” shall mean 2,451 with respect to the 14th floor Premises and 22,397 with respect to the 11th Floor Premises.’

(vii) The following shall be inserted at the end of Subsection (C)(xii):

‘The Security Deposit shall be increased by the amount of $448,898.00 upon the mutual execution and delivery of the First Amendment to this Lease.’

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(b) The following shall be added following the third sentence contained in Subsection A of Article 3:

‘Notwithstanding anything hereinabove contained to the contrary, Tenant may make cosmetic decorations to the Premises at any time and from time to time without Landlord’s prior written consent, but upon reasonable prior notice thereof, provided that (i) any such decorations are performed in a good and workmanlike manner using materials that are of a design, capacity and finish at a minimum comparable to Building Standards, (ii) such decorations do not affect any Building system (or any fixture or equipment related thereto or a part thereof) or the structural aspects of the Premises or the Building, (iii) such decorations do not involve the erection, demolition or rearrangement of any walls, (iv) the performance of such decorations will not require a building permit, building notice or any similar authority or permit from any federal, state, county or municipal authority, and (v) the aggregate cost of any such decorations in any one instance will not exceed $5 per square foot. It is the intention of the parties hereto that the term “decorations” shall mean only the installation of carpeting and painting.’

(c) Article 12 shall be modified as follows:

(i) The references in Subsections (B) and (C) to “sixty (60) days” shall be changed to “forty-five (45) days”.

(ii) Clause (vii) of Subsection G shall be deleted in its entirety and the following shall be inserted in lieu thereof:

‘There shall not be more than three (3) subtenants (including Landlord or its designees) of each of the 11th Floor Premises and the Existing Premises, or more than two (2) subtenants (including Landlord or its designee) of the 14th Floor Premises.’

(iii) The reference in Subsection H to “ninety (90) days” shall be changed to “one hundred twenty (120) days”.

(iv) Subsection J shall be modified as follows:

(i) The eighth line of clause (i) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

‘ incurred by Tenant on account of brokerage commissions, legal fees and advertising costs in’

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(ii) The eleventh line of clause (ii) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

‘brokerage commissions, legal fees, advertising costs and the cost of demising the premises so’

(v) The fourth, fifth and sixth lines of Subsection P shall be deleted in their entirety and the following shall be inserted in lieu thereof:

‘exclusive agent for a period of not less than sixty (60) days to effect such sublease or assignment and shall pay Landlord, the managing agent or such other agent, as the case may be, a reasonable brokerage, commission for any sublease or assignment effectuated during such period (or thereafter in connection with the efforts of Landlord, the managing agent or such other agent, as the case may be), computed in accordance with the usual rates charged by Landlord, the’

(d)(i) Notwithstanding anything to the contrary contained in the Lease, the parties hereto acknowledge and agree that calculations of increases in the Rent resulting from an increase in the Taxes for any Comparison Year above the Base Taxes shall be made separately with respect to the Existing Premises and the New Space, it being understood that Tenant shall pay the applicable Tenant’s Proportionate Share of such increases in accordance with and subject to the terms of the Lease; provided, however, Tenant shall not be required to pay increases in the Rent based on such increases in the Taxes with respect to the New Space prior to the first (1st) anniversary of the Adjustment Date.

(ii) Notwithstanding anything to the contrary contained in the Lease, the parties hereto acknowledge and agree that calculations of increases in the Rent resulting from an increase in the Labor Rates for any Comparison Year above the Base Labor Rates shall be made separately with respect to the Existing Premises and the New Space, it being understood that Tenant shall pay the applicable Tenant’s Proportionate Share of such increases in accordance with and subject to the terms of the Lease; provided, however, Tenant shall not be required to pay increases in the Rent based on such increases in the Labor Rates with respect to the New Space prior to the first (1st) anniversary of the Adjustment Date.

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(e) The following shall be added to the end of Article 7 of the Lease as Subsection (C) thereof:

‘C.	Non-Disturbance. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement in favor of Tenant from any future holder of any Mortgage and any future lessor under any Superior Lease, in the form generally used by such holder or lessor, as the case may be; it being expressly understood that the failure by Landlord to obtain any such agreement shall in no way relieve Tenant of any of its obligations hereunder or alter or affect the subordination of this . Lease as provided in this Article. Landlord shall not be required to expend any sums or to pay or incur any fees in connection with such efforts unless Tenant pays the same to Landlord in advance and Landlord shall not be required to reject any potential financing or other arrangement or to seek alternate financing arrangements if any such holder or lessor is unwilling to deliver such agreement to and for the benefit of Tenant. ’

(f) The following shall be added to the end of Subsection (C) of Article 12 of the Lease:

‘ Notwithstanding the foregoing, Landlord will not have the right to exercise either of said options in connection with an assignment of this Lease or a sublease of all or part of the Premises to a “related corporation” (as hereinafter defined). ’

(g) Article 29 shall be modified as follows:

(i) With respect to the New Space only, the following shall be added to subparagraph C following the third sentence:

‘ In the event of a major mechanical failure of the existing air-cooling units serving all or any portion of the New Space during the Term hereof (which shall be deemed to mean a failure involving the coil, fan or compressor components of such units), Landlord agrees to repair or replace the same at Landlord’s cost, provided and upon the

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condition that Tenant has entered into service maintenance agreements pursuant to the preceding sentence and provides a copy of service and maintenance records to Landlord at Landlord’s request. Furthermore, in the event of a major mechanical failure of that certain existing fifteen (15) ton, twenty-two (22) year old air-cooled unit presently serving the 11th Floor Premises (which shall be deemed to mean a failure involving any of the components of such unit, except those normally part of air-cooling service maintenance agreements), Landlord agrees to repair or replace the same at Landlord’s cost (including, without limitation, the cost of furnishing and installing replacement components or a new unit, as necessary, the cost of temporarily relocating Tenant’s furniture, fixtures, equipment and other personal property to perform such work, and the cost of any associated alterations required to be made to the 11th Floor Premises to perform such repair or replacement), provided and upon the condition that Tenant has entered into service maintenance agreements pursuant to this subsection C of Article 29 of the Lease with respect to such existing air-cooling unit and provides a copy of service and maintenance records to Landlord at Landlord’s request. ’

(ii) The first four sentences of subparagraph H(i) shall be deleted in their entirety and the following shall be inserted in lieu thereof:

‘ Landlord shall redistribute six (6) watts of connected electrical load per rentable square foot of space deemed to be in the Premises for the servicing of all of Tenant’s electrical needs within the Premises, excluding, any air-cooling equipment located in, or exclusively servicing, the Premises. Tenant shall install a submeter to measure Tenant’s consumption of electrical energy in the Premises at Tenant’s sole cost and expense; it being understood and agreed that subject to and in accordance with the terms of this Lease and to the consent of the public utility company serving the Building, Tenant may connect this submeter to other submeters of Tenant in the Building. The cost of electricity utilized by Tenant shall be paid for by Tenant to Landlord as additional rent and shall be calculated at the then applicable rate charged to Landlord by the public utility

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company serving the Premises for consumption of the amount of electrical energy in question, plus (a) Landlord’s charge for overhead and supervision in the amount of ten percent (10%) of the total electric bill and (b) any taxes or other charges in connection therewith.’

(h) The following shall be added as Article 41 of the Lease:

‘ 41. EXPANSION OPTIONS:

A. Eleventh (11th) Floor Expansion Option.

(i) Provided that at all times within the immediately preceding twelve (12) month period this Lease shall be in full force and effect, Tenant shall not be in default hereunder, this Lease shall not have been assigned and Tenant shall be physically occupying at least ninety percent (90%) of the entire Premises, Tenant shall have the one-time right, exercisable by notice to Landlord given on or before the earlier to occur of (a) June 30, 2001 and (b) ten (10) business days after Tenant’s receipt of a notice from Landlord that such space is available for lease earlier than June 30, 2002 (i.e, the date of the expiration of the current tenant’s lease of said space), if applicable, the time of giving of such notice to be of the essence of this agreement, to lease the balance of the eleventh (11th) floor of the Building designated as space “A” as shown on Exhibit 3 annexed hereto and made a part hereof (the “11th Floor Expansion Space”). If Tenant exercises such option as aforesaid, Landlord shall deliver possession of the 11th Floor Expansion Space to Tenant promptly following the expiration of the lease covering such space, subject to delays beyond Landlord’s control (the date of delivery of possession of the 11th Floor Expansion Space to Tenant is hereinafter referred to as the “11th Floor Expansion Space Commencement Date”). Notwithstanding anything to the contrary hereinabove set forth, if Landlord shall fail to deliver possession of the 11th Floor Expansion Space within eleven (11) months of the anticipated date of delivery of the 11th Floor Expansion Space, other than in connection with a Force Majeure Event (as hereinafter defined), then in no event and under no circumstances shall Landlord be liable for any of Tenant’s costs or expenses; it being agreed that unless such

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failure is a result of a Force Majeure Event, Tenant shall have the right to revoke the exercise of the option with respect to the 11th Floor Expansion Space (the “11th Floor Expansion Option”), exercisable by notice to Landlord of such fact given within ten (10) days of the expiration of the aforesaid eleven (11) month period, time being of the essence, and unless Landlord shall deliver possession of the 11th Floor Expansion Space within thirty (30) days of Landlord’s receipt of Tenant’s revocation notice, the exercise of the 11th Floor Expansion Option shall be rescinded, null and void and of no further force and effect and neither party shall have any rights, liabilities or obligations to the other with respect to the 11th Floor Expansion Space. Landlord agrees that it shall use good faith reasonable efforts to obtain possession of the 11th Floor Expansion Space in a timely manner. As used herein, the term “Force Majeure Event” shall mean any cause whatsoever reasonably beyond Landlord’s control.

(ii) Modifications to Lease for 11th Floor Expansion Space. From and after the 11th Floor Expansion Space Commencement Date, this Lease shall be modified as follows:

(a)	the “Premises” as defined in subparagraph A of Article 1 shall be deemed to include the 11th Floor Expansion Space;

(b)	The following shall be added to the end of subparagraph C(iii) of Article 1 :

‘(g)	“Rent” shall mean with respect to the 11th Floor Expansion Space, the 11th Floor Expansion Space Rent (as hereinafter defined), which shall be payable in equal monthly installments.

Notwithstanding the foregoing, provided this Lease is in full force and effect and Tenant is not in default under this Lease, Tenant shall be entitled to a credit against the 11th Floor Expansion Space Rent only for the three (3) month period commencing on the 11th Floor Expansion Space Commencement Date and

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ending three (3) months thereafter (collectively, the “Rent Credit”), which credit shall be applied against the 11th Floor Expansion Space Rent in three (3) equal monthly installments. The foregoing rent credit shall be null and void “ab initio” if Landlord at any time terminates this Lease or re-enters or repossesses the Premises on account of any default of Tenant under this Lease, and Landlord shall be entitled to recover from Tenant, in addition to all other amounts Landlord is entitled to recover, the unamortized portion of the aggregate amount of the Rent Credit (the “Unamortized Credit”). The Rent Credit shall, for such purposes, be amortized on a straight line basis over the Term of this Lease.’

(c)	The following shall be added to the end of clause (viii) of subparagraph C of Article 1:

‘ “Tenant’s Proportionate Share” shall mean two and thirty-five hundredths (2.35%) percent with respect to the 11th Floor Expansion Space.’

(d)	The following shall be added to the end of clause (x) of subparagraph I:

‘ “Labor Rate Factor” shall mean, with respect to the 11th Floor Expansion Space, 11,822.’

(e)

The Security Deposit shall be increased by an amount equal to the sum of six (6) monthly installments of the 11th Floor Expansion Space Rent. However, in the event that, at any time during the Term, Tenant becomes a public corporation (which for the purposes hereof shall be deemed to mean that the stock of Tenant is listed and traded on a nationally recognized stock exchange), and provided the “liquid” net worth of Tenant (which for the purposes hereof shall be deemed to mean the net worth of Tenant held in cash or cash equivalents) is equal to or greater than five (5)

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times the then remaining monetary obligation of Tenant under this Lease, as evidenced by audited financial statements delivered to Landlord, the Security Deposit required to be deposited with respect to the 11th Floor Expansion Space shall thereinafter be reduced by an amount equal to two (2) monthly installments of the 11th Floor Expansion Space Rent; provided, however, if Tenant’s liquid net worth thereafter decreases to an amount less than five (5) times the then remaining monetary obligation of Tenant under this Lease, then the Security Deposit required to be deposited with respect to the 11th Floor Expansion Space shall be immediately increased by an amount equal to two (2) monthly installments of the 11th Floor Expansion Space Rent, which increase in the Security Deposit shall be payable by Tenant to Landlord upon demand. Tenant shall furnish Landlord annually throughout the Term, within ninety (90) days following the end of Tenant’s fiscal year (or within fifteen (15) business days after Landlord’s request therefor, but in no event more frequently than once annually unless Tenant’s financial situation shall change or Landlord shall have a valid business reason for requesting such financial statement), the then current audited financial statement of Tenant.

(f)	The following shall be added as subparagraph C(xv) of Article 1:

‘ The “11th Floor Expansion Space Rent” shall mean the greater of (x) the then annual base rent per rentable square foot then payable by Tenant for the 11th Floor Premises, as escalated pursuant to the provisions of Article 28 hereof, or (y) the fair market rental for such space as reasonably determined by Landlord (which determination shall be based upon the fair market value for the 11th Floor Expansion Space for the six (6) month period occurring prior to the exercise of the 11th Floor Expansion Option).’

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(g) The Schedule annexed hereto as Schedule E shall be added to the Lease as Schedule E.

B. Twelfth (12th) Floor Expansion Option.

(i) Provided that at all times within the immediately preceding twelve (12) month period this Lease shall be in full force and effect, Tenant shall not be in default hereunder, this Lease shall not have been assigned, Tenant shall be physically occupying the entire Premises and Tenant shall have previously exercised, or shall simultaneously therewith exercise, its option to extend the Term in accordance with the terms of Article 42 hereof, Tenant shall have the one-time right, exercisable by notice to Landlord given on or before the earlier to occur of (a) August 31, 2009 and (b) ten (10) business days after Tenant’s receipt of a notice from Landlord that such space is available for lease earlier than August 31, 2010 (i.e, the date of the expiration of the current tenant’s lease of said space), if applicable, the time of giving of such notice to be of the essence of this agreement, to lease certain additional premises on the twelfth (12th) floor of the Building as shown on Exhibit 4 annexed hereto and made a part hereof (the “12th Floor Expansion Space”). If Tenant exercises such option as aforesaid, Landlord shall deliver possession of the 12th Floor Expansion Space to Tenant promptly following the expiration of the lease covering such space, subject to delays beyond Landlord’s control (the date of delivery of possession of the 12th Floor Expansion Space to Tenant is hereinafter referred to as the “ 12th Floor Expansion Space Commencement Date”). In the event Tenant exercises its option to lease the 12th Floor Expansion Space by notice to Landlord given within five (5) years prior to the Expiration Date of this Lease, Tenant shall be deemed to have automatically and irrevocably exercised its option to extend the Term of this Lease for the Extension Term in accordance with the provisions of Article 42 of this Lease without the giving of any further notice thereof.

(ii)	Modifications to Lease for 12th Floor Expansion Space. From and after the 12th Floor Expansion Space Commencement Date, this Lease shall be modified as follows:

(a)	the “Premises” as defined in subparagraph A of Article 1 shall be deemed to include the 12th Floor Expansion Space;

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(b)	The following shall be added to the end of subparagraph C(iii) of Article 1:

‘ (g) “Rent” shall mean with respect to the 12th Floor Expansion Space, the 12th Floor Expansion Space Rent (as hereinafter defined), which shall be payable in equal monthly installments.

Notwithstanding the foregoing, provided this Lease is in full force and effect and Tenant is not in default under this Lease, Tenant shall be entitled to a credit against the 12th Floor Expansion Space Rent only for the three (3) month period commencing on the 12th Floor Expansion Space Commencement Date and ending three (3) months thereafter, which credit shall be applied against the Rent in three (3) equal monthly installments. The foregoing rent credit shall be null and void “ab initio” if Landlord at any time terminates this Lease or re-enters or repossesses the Premises on account of any default of Tenant under this Lease, and Landlord shall be entitled to recover from Tenant, in addition to all other amounts Landlord is entitled to recover, the unamortized portion of the rent credit herein provided for as if the aggregate amount thereof were amortized on a straight line basis over the Term of this Lease.’

(c)	The following shall be added to the end of clause (viii) of subparagraph C of Article 1 :

‘ “Tenant’s Proportionate Share” shall mean six and seventy-seven hundredths (6.77%) percent with respect to the 12th Floor Expansion Space.’

(d)	The following shall be added to the end of clause (x) of subparagraph I:

‘ “Labor Rate Factor” shall mean, with respect to the 12th Floor Expansion Space, 34,045.’

(e)	The Security Deposit shall be increased by an amount equal to the sum of six (6) monthly installments of the 12th Floor

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Expansion Space Rent. However, in the event that, at any time during the Term, Tenant becomes a public corporation (which for the purposes hereof shall be deemed to mean that the stock of Tenant is listed and traded on a nationally recognized stock exchange), and provided the “liquid” net worth of Tenant (which for the purposes hereof shall be deemed to mean the net worth of Tenant held in cash or cash equivalents) is equal to or greater than five (5) times the then remaining monetary obligation of Tenant under this Lease, as evidenced by audited financial statements delivered to Landlord, the Security Deposit required to be deposited with respect to the 12th Floor Expansion Space shall thereinafter be reduced by an amount equal to two (2) monthly installments of the 12th Floor Expansion Space Rent; provided, however, if Tenant’s liquid net worth thereafter decreases to an amount less than five (5) times the then remaining monetary obligation of Tenant under this Lease, then the Security Deposit required to be deposited with respect to the 12th Floor Expansion Space shall be immediately increased by an amount equal to two (2) monthly installments of the 12th Floor Expansion Space Rent, which increase in the Security Deposit shall be payable by Tenant to Landlord upon demand. Tenant shall furnish Landlord annually throughout the Term, within ninety (90) days following the end of Tenant’s fiscal year (or within fifteen (15) business days after Landlord’s request therefor, but in no event more frequently than once annually unless Tenant’s financial situation shall change or Landlord shall have a valid business reason for requesting such financial statement), the then current audited financial statement of Tenant.

(f)	The following shall be added as subparagraph C(xv) of Article 1:

‘The “12th Floor Expansion Space Rent” shall mean the greater of (x) the then annual base rent per rentable square foot then payable by Tenant for the 11th Floor Premises, as escalated pursuant to the provisions of Article 28 hereof, or (y) the fair market rental for such space as reasonably determined by Landlord (which determination shall be based upon the fair market value for the 12th Floor Expansion Space for the six (6)

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month period occurring prior to the exercise-of the option for the 12th Floor Expansion Space).’

(g)	The Schedule annexed hereto as Schedule F shall be added to the Lease as Schedule F.

(h)	The following shall be added as Article 42 of the Lease:

‘42. OPTION TO EXTEND:

A. Exercise of Option. Unless the Term hereof shall have previously been automatically extended pursuant to the provisions of Article 41 hereof, provided that at all times within the immediately preceding twelve (12) month period (i) this Lease shall then be in full force and effect, (ii) Tenant shall not be in default hereunder beyond any applicable notice or grace period, Tenant shall have the right, at its option, to extend the Term for a single five (5) year period (the “Extension Term”). The Extension Term shall commence on April 1, 2008 (the “Extension Term Commencement Date”) and shall expire on March 31, 2013, unless the Extension Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Tenant shall give Landlord written notice of Tenant’s intention to exercise such option at least twelve (12) months prior to the Expiration Date, the time of exercise being of the essence, and upon the giving of such notice, this Lease and the Term shall be extended without execution or delivery of any other or further documents, with the same force and effect as if the Extension Term had originally been included in the Term and the Expiration Date shall thereupon be deemed to be the last day of the Extension Term as provided hereinabove. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Extension Term, including items of additional rent and escalation which shall remain payable on the terms herein set forth, except that the Rent shall be as determined in accordance with Section B of this Article 42 and Tenant shall have no further right to extend the Term of this Lease pursuant to this Article 42 or otherwise.

B. Determination of Rent. The annual Rent payable by Tenant for the Premises during the Extension Term shall be

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the greater of (x) the then annual Rent for the entire Premises, including all escalations and additional rent pursuant to Article 28 hereof or as herein otherwise provided, or (y) the fair market rental value of the Premises reasonably determined by Landlord in each instance for the ninety (90) day period immediately preceding the Extension Term Commencement Date taking into consideration all relevant factors.’

(i)	The Exhibit annexed hereto as Exhibit 3 shall be added to the Lease as Exhibit 3.

(j)	The Exhibit annexed hereto as Exhibit 4 shall be added to the Lease as Exhibit 4.

(k)	The portion of Schedule D setting forth the Certificate Holder and Additional Insureds shall be deleted in its entirety and the information on Exhibit 5 annexed hereto shall be inserted in lieu thereof.

4. Tenant’s Initial Alteration.

(a) Tenant has inspected, and agrees to accept possession of the 14th Floor Premises and the 11th Floor Premises in the respective condition which exists as of the date hereof, subject to completion of Landlord’s Work as set forth in Schedule B annexed hereto and made a part hereof. Tenant agrees that except as expressly set forth herein, Landlord shall have no obligation to perform any work or make any installations in order to prepare the 14th Floor Premises and the 11th Floor Premises for Tenant’s initial occupancy thereof or the Premises for Tenant’s continued occupancy thereof. The taking of possession of the 14th Floor Premises and the 11th Floor Premises, respectively, by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the 14th Floor Premises and the 11th Floor Premises were in good and satisfactory condition.

(b) Tenant shall perform or cause the performance of any and all Alterations in and to the 14th Floor Premises and the 11th Floor Premises to prepare the same for Tenant’s initial occupancy thereof in accordance with the terms, conditions and provisions contained in Schedules A-1 and A-2 annexed to this Amendment and made a part hereof and Schedules C and D annexed to the Lease.

(c) Within fifteen (15) days following Landlord’s approval of the demolition plans for the 11th Floor Premises or the demolition plans for the 14th Floor

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Premises, as the case may be, Landlord shall provide Tenant with an ACP-5 form covering the respective alterations in question.

5. Security Deposit.

(a) Increase in Security Deposit. Tenant shall deposit with Landlord on the date hereof the amount of $448,898.00 in cash (the “Additional Security Deposit”) as additional security for the faithful performance and observance by Tenant of the terms, conditions and provisions of the Lease, including and without limitation, the surrender of possession of the Premises to Landlord as provided therein. The Additional Security Deposit shall be added to and held as part of the Security Deposit subject to and in accordance with the provisions of Article 32 of the Lease.

(b) Reduction in Security Deposit. Provided the Lease shall be in full force and effect and Tenant shall not be in monetary default thereunder beyond the giving of notice thereof at any time during the five (5) year period from and after the Adjustment Date, the Security Deposit shall be reduced by the amount of $11 2,224.50 on the fifth (5th) anniversary of the Adjustment Date. Alternatively, in the event the “liquid” net worth of Tenant (which for the purposes hereof shall be deemed to mean the net worth of Tenant held in cash or cash equivalents) is equal to or greater than $30,213,703.00 at any time from and after the date Tenant becomes a public corporation (which for the purposes hereof shall be deemed to mean that the stock of Tenant is listed and traded on a nationally recognized stock exchange), as evidenced by audited financial statements delivered to Landlord, the Security Deposit shall thereinafter be reduced by the amount of $112,224.50. In addition, in the event the liquid net worth of Tenant is equal to or greater than $60,427,406.00 at any time from and after the date Tenant becomes a public corporation, as evidenced by audited financial statements delivered to Landlord, the Security Deposit shall be reduced by the amount of $224,449.00 (provided, however, if the Security Deposit has previously been reduced pursuant to the provisions of the preceding sentence, then the Security Deposit shall only be reduced by the additional amount of $112,224.50) and there shall be no further reductions in the Security Deposit; provided, however, if Tenant’s liquid net worth thereafter decreases to an amount less than $60,427,406.00, the Security Deposit shall be immediately increased by the amount of $11 2,224.50; and if Tenant’s liquid net worth thereafter decreases to an amount less than $30,213,703.00, the Security Deposit shall be immediately and further increased by the additional amount of $112,224.50, which increases in the Security Deposit shall be payable by Tenant to Landlord upon demand. Tenant shall furnish Landlord annually throughout the Term, within ninety (90) days following the end of Tenant’s fiscal year (or within fifteen (15) business days after Landlord’s request therefor, but in no event more frequently than once annually unless Tenant’s financial situation shall change or Landlord shall have a valid business reason for requesting such financial statement), the then current audited financial statement of Tenant.

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6. Brokerage. Tenant covenants, represents and warrants to Landlord that Tenant neither consulted nor has had any dealings or communications with any broker or agent with regard to the 14th Floor Premises, the 11th Floor Premises, the 11th Floor Expansion Space, the 12th Floor Expansion Space or this Amendment, other than Insignia/ESG, Inc. and SL Green Leasing, Inc. (collectively, the “Broker”). Tenant agrees to indemnify, defend and save Landlord harmless from and against all cost, expense (including attorney’s fees and disbursements) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker with whom Tenant has dealt in connection with the 14th Floor Premises, the 11th Floor Premises, the 11th Floor Expansion Space, the 12th Floor Expansion Space or this Amendment.

7. Notices. Effective as of the date hereof, Article 27 of the Lease shall be modified in part to provide that any notices to Landlord shall be sent to Landlord at the following address: c/o SL Green Realty Corp., 420 Lexington Avenue, New York, New York 10170 with a copy to Landlord’s attorneys, Younkins & Schecter LLP, 420 Lexington Avenue, Suite 2050, New York, New York 10170.

8. Miscellaneous.

(a) Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. Tenant hereby confirms that Landlord is not in default under any provisions of the Lease and that there are no presently existing claims, counterclaims or defenses with respect to the Lease.

(b) The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and except as otherwise provided in the Lease as hereby supplemented, their respective legal successors and assigns.

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(c) This Amendment may not be changed orally but only by a writing signed by the party against whom enforcement thereof is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SL GREEN OPERATING PARTNERSHIP, L.P., Landlord

By:	SL Green Realty Corp. Its General Partner

By:		/s/ BENJAMIN P. FELDMAN
	Name:	Benjamin P. Feldman
	Title:	EVP

INTRALINKS, INC., Tenant

By:		/s/ JOHN MULDOON
	Name:	John Muldoon
	Title:	CFO

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EXHIBIT 1-A

Floor Plan of 14th Floor Premises

EXHIBIT 1-B

Floor Plan of 11th Floor Premises

EXHIBIT 3

Floor Plan of 11th Floor Expansion Space

EXHIBIT 4

Floor Plan of 12th Floor Expansion Space

EXHIBIT 5

CERTIFICATE HOLDER

SL Green Operating Partnership, L.P.

c/o SL Green Realty Corp.

420 Lexington Avenue

New York, New York 10170

ADDITIONAL INSUREDS

SL Green Operating Partnership, L.P.

c/o SL Green Realty Corp.

420 Lexington Avenue

New York, New York 10170

SL Green Realty Corp.

c/o SL Green Realty Corp.

420 Lexington Avenue

New York, New York 10170

SL Green Management LLC

c/o SL Green Realty Corp.

420 Lexington Avenue

New York, New York 10170

SCHEDULE A-1

TENANT’S INITIAL ALTERATION FOR 14TH FLOOR PREMISES

I. Tenant shall perform or cause the performance of Alterations in and to the 14th Floor Premises to prepare same for Tenant’s initial occupancy thereof (“Tenant’s Initial 14th Floor Alteration”). Tenant’s Initial 14th Floor Alteration shall be, at a minimum, of a quality and standard equivalent to the standards for construction currently set by Landlord for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 of the Lease. Tenant shall submit to Landlord or, at Landlord’s direction, Landlord’s Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant’s Initial 14th Floor Alteration, which plans and specifications shall be prepared by Tenant, at Tenant’s own cost and expense. Tenant’s plans and specifications shall include all information necessary to reflect Tenant’s requirements for the design and installation of any supplemental air-cooling equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building’s base mechanical, electrical and structural systems. Notwithstanding anything to the contrary set forth herein or in the Lease, the demolition of any or all improvements in the 14th Floor Premises as of the date hereof shall, subject to and in accordance with the terms of this Lease, be performed by Tenant at Tenant’s sole cost and expense and Landlord shall have no responsibility therefor. Tenant’s submission shall include not less than three (3) sets of sepias and five (5) sets of black and white prints.

II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building, except as shown in the Final Plans (as hereinafter defined), (b) require any material modification to the Building’s mechanical installations or other Building installations outside the 14th Floor Premises, (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the 14th Floor Premises, including but not limited to, the Americans with Disabilities Act of 1990, or (d) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting Alterations to the 14th Floor Premises shall be performed at Tenant’s sole cost.

III. At the time that Tenant submits its plans and specifications to Landlord for Landlord’s approval, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that “the enclosed plans and specifications are being transmitted to Landlord for its review and approval pursuant to the terms of the Lease.” Landlord or Landlord’s Consultant shall respond to Tenant’s request for approval of any plans and specifications described in subsection I above within fifteen (15) days following the submission of such plans and specifications prepared in accordance with the terms hereof unless a longer period is necessary as a result of the nature or complexity of Tenant’s planned Alterations. In the event Landlord or Landlord’s Consultant shall disapprove of all or a portion of any of Tenant’s plans and specifications, such disapproval shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord within ten (10) business days thereafter, time being of the essence. Landlord or Landlord’s Consultant shall respond to Tenant’s request for consent of any such revised plans within five (5) business days following resubmission. The approval of plans and specifications by Landlord or Landlord’s Consultant (hereinafter referred to as the “Final Plans”) together with Tenant’s satisfactory compliance with the requirements set forth in items (1) through (4) of Schedule C annexed hereto, shall be deemed an authorization for Tenant to proceed with Tenant’s Initial 14th Floor Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D annexed hereto. Tenant shall reimburse Landlord for Landlord’s reasonable, out-of-pocket costs incurred by Landlord in connection with Tenant’s Initial 14th Floor Alteration. Neither the recommendation or designation of an architect or engineer nor the approval of the final plans and specifications by Landlord or Landlord’s Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

IV. Landlord agrees to reimburse Tenant for the cost of Tenant’s Initial 14th Floor Alteration, as approved by Landlord or Landlord’s Consultant and made by Tenant within one (1) year of the Adjustment Date, to the extent of the lesser of (i) $73,530.00 or (ii) the actual cost to Tenant for Tenant’s Initial 14th Floor Alteration (“Landlord’s 14th Floor Contribution”). Up to fifteen percent (15%) of Landlord’s 14th Floor Contribution may be used for architect’s and engineer’s fees, New York City Building Department filing fees and cabling charges. Landlord’s 14th Floor Contribution shall be paid by progress payments as follows: on or before the first (1st) day of each calendar month, Tenant may submit to each of Landlord and Landlord’s Consultant an application and certificate for payment (standard AIA Form G702) for that portion of Tenant’s Initial 14th Floor Alteration previously completed, which application and certificate for payment must be accompanied by (a) all information and documents required thereunder and (b) a partial lien waiver executed by the General Contractor and its subcontractors employed in connection with Tenant’s Initial 14th Floor Alteration covering work previously paid for out of prior progress payments. Provided

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Landlord’s architect verifies in writing that the work described in any such application and certificate for payment has been completed in accordance with the Final Plans, Landlord on or about the thirtieth (30th) day of such calendar month shall remit to Tenant ninety percent (90%) of the amount so requisitioned by Tenant or such other amount as is reasonably approved by Landlord in accordance with the terms hereof, based on the portion of Tenant’s Initial 14th Floor Alteration which has been completed, with ten (10%) percent to be retained until final payment of Landlord’s 14th Floor Contribution is due pursuant to the terms of this subsection IV. Provided the Lease is in full force and effect and Tenant is not in default and thereunder, Landlord shall pay the balance of Landlord’s 14th Floor Contribution to Tenant within thirty (30) days of submission by Tenant of (a) paid receipts (or such other proof of payment as Landlord shall reasonably require) for work done in connection with Tenant’s Initial 14th Floor Alteration, (b) a written statement from Tenant’s architect or engineer that the work described on any such invoices has been completed substantially in accordance with the Final Plans, (c) a lien waiver executed by the general contractor employed by Tenant in connection with Tenant’s Initial 14th Floor Alteration, (d) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule A-1, which shall include, without limitation, submission of all of the items described on Schedule D annexed hereto and made a part hereof and (e) two (2) complete sets of “as-built” Final Plans.

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SCHEDULE A-2

TENANT’S INITIAL ALTERATION FOR 11TH FLOOR PREMISES

I. Tenant shall perform or cause the performance of Alterations in and to the 11th Floor Premises to prepare same for Tenant’s initial occupancy thereof (“Tenant’s Initial 11th Floor Alteration”). Tenant’s Initial 11th Floor Alteration shall be, at a minimum, of a quality and standard equivalent to the standards for construction currently set by Landlord for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 of the Lease. Tenant shall submit to Landlord or, at Landlord’s direction, Landlord’s Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant’s Initial 11th Floor Alteration, which plans and specifications shall be prepared by Tenant, at Tenant’s own cost and expense. Tenant’s plans and specifications shall include all information necessary to reflect Tenant’s requirements for the design and installation of any supplemental air-cooling equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building’s base mechanical, electrical and structural systems. Notwithstanding any term or provisions to the contrary set forth herein or in the Lease, the demolition any or all improvements in the 11th Floor Premises as of the date hereof shall, subject to and in accordance with the terms of this Lease, be performed by Tenant at Tenant’s sole cost and expense and Landlord shall have no responsibility thereof. Tenant’s submission shall include not less than three (3) sets of sepias and five (5) sets of black and white prints.

II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building, except as shown in the Final Plans (as hereinafter defined), (b) require any material modification to the Building’s mechanical installations or other Building installations outside the 11th Floor Premises, (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the 11th Floor Premises, including but not limited to, the Americans with Disabilities Act of 1 990, or (d) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting Alterations to the 11th Floor Premises shall be performed at Tenant’s sole cost.

III. At the time that Tenant submits its plans and specifications to Landlord for Landlord’s approval, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that “the enclosed plans and specifications are being transmitted to Landlord for its review and approval pursuant to the terms of the Lease.” Landlord or Landlord’s Consultant shall respond to Tenant’s request for approval of any plans and specifications described in subsection I above within fifteen (15) days following the submission of such plans and specifications prepared in accordance with the terms hereof unless a longer period is necessary as a result of the nature or complexity of Tenant’s planned Alterations. In the event Landlord or Landlord’s Consultant shall disapprove of all or a portion of any of Tenant’s plans and specifications, such disapproval shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord within ten (10) business days thereafter, time being of the essence. Landlord or Landlord’s Consultant shall respond to Tenant’s request for consent of any such revised plans within five (5) business days following resubmission. The approval of plans and specifications by Landlord or Landlord’s Consultant (hereinafter referred to as the “Final Plans”) together with Tenant’s satisfactory compliance with the requirements set forth in items (1) through (4) of Schedule C annexed hereto, shall be deemed an authorization for Tenant to proceed with Tenant’s Initial 11th Floor Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D annexed hereto. Tenant shall reimburse Landlord for Landlord’s reasonable, out-of-pocket costs incurred by Landlord in connection with Tenant’s Initial 11th Floor Alteration. Neither the recommendation or designation of an architect or engineer nor the approval of the final plans and specifications by Landlord or Landlord’s Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

IV. Landlord agrees to reimburse Tenant for the cost of Tenant’s Initial 11th Floor Alteration, as approved by Landlord or Landlord’s Consultant and made by Tenant within one (1) year of the Adjustment Date to the extent of the lesser of (i) $671,910.00 or (ii) the actual cost to Tenant for Tenant’s Initial 11th Floor Alteration (“Landlord’s 11th Floor Contribution”). Up to fifteen percent (15%) of Landlord’s 11th Floor Contribution may be used for architect’s and engineer’s fees, New York City Building Department filing fees and cabling charges. Landlord’s 11th Floor Contribution shall be paid by progress payments as follows: on or before the first (1st) day of each calendar month, Tenant may submit to each of Landlord and Landlord’s Consultant an application and certificate for payment (standard AIA Form G702) for that portion of Tenant’s Initial 11th Floor Alteration previously completed, which application and certificate for payment must be accompanied by (a) all information and documents required thereunder and (b) a partial lien waiver executed by the General Contractor and its subcontractors employed in connection with Tenant’s Initial 11th Floor Alteration covering work previously paid for out of prior

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progress payments. Provided Landlord’s architect verifies in writing that the work described in any such application and certificate for payment has been completed in accordance with the Final Plans, Landlord, on or about the thirtieth (30th) day of such calendar month shall remit to Tenant ninety percent (90%) of the amount so requisitioned by Tenant or such other amount as is reasonably approved by Landlord in accordance with the terms hereof, based on the portion of Tenant’s Initial 11th Floor Alteration which has been completed, with ten (10%) percent to be retained until final payment of Landlord’s 11th Floor Contribution is due pursuant to the terms of this Subsection IV. Provided the Lease is in full force and effect and Tenant is not in default and thereunder, Landlord shall pay the balance of Landlord’s 11th Floor Contribution to Tenant within thirty (30) days of submission by Tenant of (a) paid receipts (or such other proof of payment as Landlord shall reasonably require) for work done in connection with Tenant’s Initial 11th Floor Alteration, (b) a written statement from Tenant’s architect or engineer that the work described on any such invoices has been completed substantially in accordance with the Final Plans, (c) a lien waiver executed by the general contractor employed by Tenant in connection with Tenant’s Initial 11th Floor Alteration, (d) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule A-2, which shall include, without limitation, submission of all of the items described on Schedule D annexed hereto and made a part hereof and (e) two (2) complete sets of “as-built” Final Plans.

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SCHEDULE B

LANDLORD’S WORK

A. Landlord agrees, at its sole cost and expense and without charge to Tenant, to do the following work in the 14th Floor Premises and the 11th Floor Premises, as applicable, which work shall not be considered part of the work subject to Landlord’s 14th Floor Contribution and Landlord’s 11th Floor Contribution as set forth in Section IV of Schedules A-1 and A-2 hereof, respectively, all of which shall be of design, capacity, finish and color of the building standard adopted by Landlord for the Building (herein called “Building Standard”):

1.	Deliver the 14th Floor Premises and the 11th Floor Premises in broom clean condition.

2.	Replace the existing exterior windows in the 14th Floor Premises only with new Building Standard windows.

3.	Cause the heating system and air-cooling system presently serving the 14th Floor Premises, and the heating system and air-cooling system presently serving the 11th Floor Premises, to be in good working order on the Adjustment Date, including, without limitation, performing any and all adjustments, cleaning, maintenance and repairs to such systems to deliver the same in good working order.

4.	Identify points on the Building Class “E” system for connection of Tenant’s devices by Tenant, which such connections shall be supervised by Landlord’s fire alarm vendor at Tenant’s sole cost.

5.	Notwithstanding anything to the contrary contained in the Lease, if any violations noted against the 14th Floor Premises and the 11th Floor Premises preclude Tenant from commencing Tenant’s Initial 14th Floor Alterations or Tenant’s Initial 11th Floor Alterations, Landlord shall be responsible to remove such violations.

6.	Landlord shall provide Tenant with an ACP-5 form for the existing improvements in the New Space.

B. Landlord shall perform Landlord’s Work simultaneously with Tenant’s Initial 14th Floor Alteration and Tenant’s Initial 11th Floor Alteration. Tenant shall not interfere with the performance of Landlord’s Work and shall coordinate Tenant’s Initial 14th Floor Alteration for the 14th Floor Premises and Tenant’s Initial 11th Floor

Alteration for the 11th Floor Premises so that the same do not interfere with the performance of Landlord’s Work.

C. Landlord and Tenant acknowledge that the replacement of the exterior windows involves the procurement of long lead items and, accordingly, may be performed after Tenant has taken possession of the 14th Floor Premises. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to replace the exterior windows within sixty (60) days following the Adjustment Date. Landlord and Tenant shall cooperate to mutually determine when such work will be commenced. However, once the installation of the replacement windows begins, Landlord shall have the right to complete the installation on a continuous, uninterrupted schedule without Tenant interference. Tenant acknowledges that the window replacement shall be performed at such times, including normal business hours, and in such a manner as Landlord shall reasonably determine, provided that Landlord agrees to perform such work in a manner that minimizes material inconvenience to Tenant. Tenant agrees (i) to cooperate with Landlord or Landlord’s agents during the performance of such work, including, but not limited to, the temporary removal and relocation of Tenant’s fixtures, equipment and other personality by Tenant and (ii) to release Landlord from all losses, costs, damages and expenses, including, but not limited to, loss of business, incurred as a result of such work unless arising from Landlord’s gross negligence or willful misconduct. If the exterior windows are installed after the date Tenant has performed Tenant’s Initial Alteration in the 14th Floor Premises and taken occupancy thereof, Landlord shall pay all of Tenant’s reasonable costs of cleaning resulting directly from the installation of such exterior windows.

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SCHEDULE E

TENANT’S INITIAL ALTERATION FOR THE 11TH FLOOR EXPANSION SPACE

I. Tenant shall perform or cause the performance of Alterations in and to the 11th Floor Expansion Space to prepare same for Tenant’s initial occupancy thereof (“Tenant’s Alteration for the 11th Floor Expansion Space”). All Alterations to be performed by Tenant shall be, at a minimum, of a quality and standard equivalent to the standards for construction set by Landlord, from time to time, for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 hereof. Tenant shall submit to Landlord or, at Landlord’s direction, Landlord’s Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant’s Initial Alteration, which plans and specifications shall be prepared by Tenant, at Tenant’s own cost and expense. Tenant’s plans and specifications shall include all information necessary to reflect Tenant’s requirements for the design and installation of any supplemental air-cooling equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building’s base mechanical, electrical and structural systems. Tenant’s submission shall include not less than three (3) sets of sepias and five (5) sets of black and white prints.

II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building, (b) require any material modification to the Building’s mechanical installations or other Building installations outside the 11th Floor Expansion Space, (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the 11th Floor Expansion Space, including but not limited to, the Americans with Disabilities Act of 1990, or (d) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting Alterations to the 11th Floor Expansion Space shall be performed at Tenant’s sole cost.

III. At the time that Tenant submits its plans and specifications to Landlord for Landlord’s approval, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that “the enclosed plans and specifications are being transmitted to Landlord for its review and approval pursuant to the terms of the Lease.” Landlord or Landlord’s Consultant shall respond to Tenant’s request for approval of any plans and specifications described in subsection A above within ten (10) days following the submission of such plans and specifications prepared in accordance with the terms hereof unless a longer period in necessary as a result of the nature or complexity of Tenant’s planned Alterations. In the event Landlord or Landlord’s Consultant shall disapprove of all or a portion of any of Tenant’s plans and specifications, such disapproval shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Landlord or Landlord’s Consultant shall respond to Tenant’s request for consent of any such revised plans within five (5) business days following resubmission. The approval of plans and specifications by Landlord or Landlord’s Consultant (hereinafter referred to as the “Final Plans”) together with Tenant’s satisfactory compliance with the requirements set forth in items (1) through (4) of Schedule C annexed hereto, shall be deemed an authorization for Tenant to proceed with Tenant’s Initial Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D of this Lease. Tenant shall reimburse Landlord for any reasonable out-of-pocket fees of Landlord’s Consultant incurred in connection with Tenant’s Initial Alteration. Neither the recommendation or designation of an architect or engineer nor the approval of the final plans and specifications by Landlord or Landlord’s Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

IV. Landlord agrees to reimburse Tenant for the cost of Tenant’s Alteration for the 11th Floor Expansion Space, as approved by Landlord or Landlord’s Consultant and made by Tenant within one (1) year of the 11th Floor Expansion Space Commencement Date to the extent of the lesser of (i) the 11th Floor Expansion Credit (as hereinafter defined) or (ii) the actual cost to Tenant for Tenant’s Alteration for the 11th Floor Expansion Space (“Landlord’s 11th Floor Expansion Contribution”). Provided this Lease is in full force and effect and Tenant is not in default hereunder, Landlord’s 11th Floor Expansion Contribution shall be paid by progress payments as follows: on or before the first (1st) day of each calendar month, Tenant may submit to each of Landlord and Landlord’s Consultant an application and certificate for payment (standard AIA Form G702) for that portion of Tenant’s Initial Alteration previously completed, which application and certificate for payment must be accompanied by (a) all information and documents required thereunder and (b) a partial lien waiver executed by the General Contractor and its subcontractors employed in connection with Tenant’s Alteration for the 11th Floor Expansion Space covering work previously paid for out of prior progress payments. Provided Landlord’s architect verifies in writing that the work described in any such application and certificate for payment has been completed in accordance with the Final Plans therefor, Landlord, on or about the thirtieth (30th) day of such calendar month shall remit to Tenant ninety percent (90%) of the amount so requisitioned by Tenant or such other amount as is reasonably approved by Landlord in accordance with the terms hereof, based on the portion of Tenant’s Alteration for the 11th Floor Expansion Space which has been completed, with ten (10%) percent to be retained until final payment of Landlord’s 11th Floor Expansion Contribution is due pursuant to the terms of this Subsection IV. Provided this Lease is in full force and

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effect and Tenant is not in default hereunder, Landlord shall pay the balance of Landlord’s 11th Floor Expansion Contribution to Tenant within thirty (30) days of submission by Tenant of (a) paid receipts (or such other proof of payment as Landlord shall reasonably require) for work done in connection with Tenant’s Alteration for the 11th Floor Expansion Space, (b) a written statement from Tenant’s architect or engineer that the work described on any such invoices has been completed in accordance with the Final Plans therefor, (c) a lien waiver executed by the general contractor employed by Tenant in connection with Tenant’s Alteration for the 11th Floor Expansion Space, (d) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule B (as applicable), which shall include, without limitation, submission of all of the items described on Schedule D annexed hereto and made a part hereof and (e) two (2) complete sets of “as-built” Final Plans. As used herein, the term the “11th Floor Expansion Credit” shall mean the product of $354,660.00 multiplied by a fraction, the numerator of which shall be the number of days remaining in the Term and the denominator of which shall be the total number of days in the Term.

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SCHEDULE F

TENANT’S INITIAL ALTERATION FOR THE 12th FLOOR EXPANSION SPACE

I. Tenant shall perform or cause the performance of Alterations in and to the 12th Floor Expansion Space to prepare same for Tenant’s initial occupancy thereof (“Tenant’s Alteration for the 12th Floor Expansion Space”). All Alterations to be performed by Tenant shall be, at a minimum, of a quality and standard equivalent to the standards for construction set by Landlord, from time to time, for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 hereof. Tenant shall submit to Landlord or, at Landlord’s direction, Landlord’s Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant’s Initial Alteration, which plans and specifications shall be prepared by Tenant, at Tenant’s own cost and expense. Tenant’s plans and specifications shall include all information necessary to reflect Tenant’s requirements for the design and installation of any supplemental air-cooling equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building’s base mechanical, electrical and structural systems. Tenant’s submission shall include not less than three (3) sets of sepias and five (5) sets of black and white prints.

II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building, (b) require any material modification to the Building’s mechanical installations or other Building installations outside the 12th Floor Expansion Space, (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the 12th Floor Expansion Space, including but not limited to, the Americans with Disabilities Act of 1990, or (d) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting Alterations to the 12th Floor Expansion Space shall be performed at Tenant’s sole cost.

III. At the time that Tenant submits its plans and specifications to Landlord for Landlord’s approval, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that “the enclosed plans and specifications are being transmitted to Landlord for its review and approval pursuant to the terms of the Lease.” Landlord or Landlord’s Consultant shall respond to Tenant’s request for approval of any plans and specifications described in subsection A above within ten (10) days following the submission of such plans and specifications prepared in accordance with the terms hereof unless a longer period is necessary as a result of the nature or complexity of Tenant’s planned Alterations. In the event Landlord or Landlord’s Consultant shall disapprove of all or a portion of any of Tenant’s plans and specifications, such disapproval shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Landlord or Landlord’s Consultant shall respond to Tenant’s request for consent of any such revised plans within five (5) business days following resubmission. The approval of plans and specifications by Landlord or Landlord’s Consultant (hereinafter referred to as the “Final Plans”) together with Tenant’s satisfactory compliance with the requirements set forth in items (1) through (4) of Schedule C annexed hereto, shall be deemed an authorization for Tenant to proceed with Tenant’s Initial Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D of this Lease. Tenant shall reimburse Landlord for any reasonable out-of-pocket fees of Landlord’s Consultant incurred in connection with Tenant’s Initial Alteration. Neither the recommendation or designation of an architect or engineer nor the approval of the final plans and specifications by Landlord or Landlord’s Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

IV. Landlord agrees to reimburse Tenant for the cost of Tenant’s Alteration for the 12th Floor Expansion Space, as approved by Landlord or Landlord’s Consultant and made by Tenant within one (1) year of the 12th Floor Expansion Space Commencement Date to the extent of the lesser of (i) the 12th Floor Expansion Credit (as hereinafter defined) or (ii) the actual cost to Tenant for Tenant’s Alteration for the 12th Floor Expansion Space (“Landlord’s 12th Floor Expansion Contribution”). Provided this Lease is in full force and effect and Tenant is not in default hereunder, Landlord’s 12th Floor Expansion Contribution shall be paid by progress payments as follows: on or before the first (1st) day of each calendar month, Tenant may submit to each of Landlord and Landlord’s Consultant an application and certificate for payment (standard AIA Form G702) for that portion of Tenant’s Initial Alteration previously completed, which application and certificate for payment must be accompanied by (a) all information and documents required thereunder and (b) a partial lien waiver executed by the General Contractor and its subcontractors employed in connection with Tenant’s Alteration for the 12th Floor Expansion Space covering work previously paid for out of prior progress payments. Provided Landlord’s architect verifies in writing that the work described in any such application and certificate for payment has been completed in accordance with the Final Plans therefor, Landlord, on or about the thirtieth (30th) day of such calendar month shall remit to Tenant ninety percent (90%) of the amount so requisitioned by Tenant or such other amount as is reasonably approved by Landlord in accordance with the terms hereof, based on the portion of Tenant’s Alteration for the 12th Floor Expansion Space which has been completed, with ten (10%) percent to be retained until final payment of Landlord’s 12th Floor Expansion Contribution is due pursuant to the terms of this Subsection IV. Provided this Lease is in full force and

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effect and Tenant is not in default hereunder, Landlord shall pay the balance of Landlord’s 12th Floor Expansion Contribution to Tenant within thirty (30) days of submission by Tenant of (a) paid receipts (or such other proof of .payment as Landlord shall reasonably require) for work done in connection with Tenant’s Alteration for the 12th Floor Expansion Space, (b) a written statement from Tenant’s architect or engineer that the work described on any such invoices has been completed in accordance with the Final Plans therefor, (c) a lien waiver executed by the general contractor employed by Tenant in connection with Tenant’s Alteration for the 12th Floor Expansion Space, (d) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule B (as applicable), which shall include, without limitation, submission of all of the items described on Schedule D annexed hereto and made a part hereof and (e) two (2) complete sets of “as-built” Final Plans. As used herein, the term the “12th Floor Expansion Credit” shall mean the product of $1,021,350 multiplied by a fraction, the numerator of which shall be the number of days remaining in the Term and the denominator of which shall be the total number of days in the Term.

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